                                 EXHIBIT INDEX

EXHIBIT        DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1       Articles  of   Incorporation   of   Twentieth   Century   Capital
               Portfolios, Inc. (filed as Exhibit 1a to Post-Effective Amendment
               No.  5  to  the  Registration  Statement  on  Form  N-1A  of  the
               Registrant,  File  No.  33-64872,  filed on July  31,  1996,  and incorporated herein by reference).

EX-99.a2       Articles  Supplementary of Twentieth Century Capital  Portfolios,
               Inc.  (filed as Exhibit 1b to  Post-Effective  Amendment No. 5 to the Registration  Statement on Form N-1A of the Registrant,  File
               No. 33-64872,  filed on July 31, 1996, and incorporated herein by reference).

EX-99.a3       Articles  Supplementary of Twentieth Century Capital  Portfolios,
               Inc.   dated   September   9,  1996   (filed  as  Exhibit  a3  to
               Post-Effective  Amendment No. 15 to the Registration Statement on
               Form N-1A of the Registrant,  File No. 33-64872, filed on May 14,
               1999, and incorporated herein by reference).

EX-99.a4       Articles of Amendment of Twentieth  Century  Capital  Portfolios,
               Inc.,   dated   December   2,  1996  (filed  as  Exhibit  b1c  to
               Post-Effective  Amendment No. 7 to the Registration  Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on March 3,
               1997, and incorporated herein by reference).

EX-99.a5       Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.,   dated   December   2,  1996  (filed  as  Exhibit  b1d  to
               Post-Effective  Amendment No. 7 to the Registration  Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on March 3,
               1997, and incorporated herein by reference).

EX-99.a6       Articles  Supplementary of American  Century Capital  Portfolios,
               Inc. dated April 30, 1997 (filed as Exhibit b1e to Post-Effective
               Amendment No. 8 to the Registration Statement on Form N-1A of the
               Registrant,  File  No.  33-64872,  filed  on May  21,  1997,  and incorporated herein by reference).

EX-99.a7       Certificate of Correction to Articles  Supplementary  of American
               Century  Capital  Portfolios,  Inc.  dated May 15, 1997 (filed as
               Exhibit b1f to Post-Effective Amendment No. 8 to the Registration
               Statement  on Form  N-1A of the  Registrant,  File No.  33-64872,
               filed on May 21, 1997, and incorporated herein by reference).

EX-99.a8       Articles of Merger  merging RREEF  Securities  Fund Inc. with and into American  Century  Capital  Portfolios,  Inc. dated June 13,
               1997 (filed as Exhibit a8 to  Post-Effective  Amendment No. 15 to the Registration  Statement on Form N-1A of the Registrant,  File
               No. 33-64872,  filed on May 14, 1999, and incorporated  herein by reference).

EX-99.a9       Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.   dated   December   18,  1997  (filed  as  Exhibit  b1g  to
               Post-Effective  Amendment No. 9 to the Registration  Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on February
               17, 1998, and incorporated herein by reference).

EX-99.a10      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.  dated June 1, 1998 (filed as Exhibit b1h to  Post-Effective
               Amendment  No. 11 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on June 26, 1998, and incorporated herein by reference).

EX-99.a11      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.   dated   January   29,   1999  (filed  as  Exhibit  b1i  to
               Post-Effective  Amendment No. 14 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on December
               29, 1998, and incorporated herein by reference).

EX-99.a12      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.   dated   February   16,  1999  (filed  as  Exhibit  a12  to
               Post-Effective  Amendment No. 15 to the Registration Statement on
               Form N-1A of the Registrant,  File No. 33-64872, filed on May 14,
               1999, and incorporated herein by reference).

EX-99.a13      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc.  dated June 2, 1999 (filed as Exhibit a13 to  Post-Effective
               Amendment  No. 16 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on July 29, 1999, and incorporated herein by reference).

EX-99.a14      Articles  Supplementary of American  Century Capital  Portfolios,
               Inc. dated June 8, 2000 is included herein.

EX-99.b1       By-Laws of Twentieth Century Capital  Portfolios,  Inc. (filed as
               Exhibit 2 to  Post-Effective  Amendment No. 5 to the Registration
               Statement  on Form  N-1A of the  Registrant,  File No.  33-64872,
               filed on July 31, 1996, and incorporated herein by reference).

EX-99.b2       Amendment to By-Laws of American Century Capital Portfolios, Inc.
               (filed as Exhibit b2b to  Post-Effective  Amendment  No. 9 to the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               33-64872,  filed  February 17, 1998, and  incorporated  herein by reference).

EX-99.d1       Management Agreement between American Century Capital Portfolios,
               Inc. and  American  Century  Investment  Management,  Inc.  dated
               August 1, 1997 (filed as Exhibit b5a to Post-Effective  Amendment
               No.  9  to  the  Registration  Statement  on  Form  N-1A  of  the
               Registrant,  File No.  33-64872,  filed  February 17,  1998,  and incorporated herein by reference).

EX-99.d2       Subadvisory  Agreement by and between  American  Century  Capital
               Portfolios,  Inc., American Century Investment  Management,  Inc.
               and J.P. Morgan Investment  Management Inc. dated January 1, 2000 is included herein.

EX-99.d3       Addendum to Management Agreement between American Century Capital
               Portfolios, Inc. and American Century Investment Management, Inc.
               dated  July 30,  1998  (filed as  Exhibit  b5c to  Post-Effective
               Amendment  No. 11 to the  Registration  Statement on Form N-1A of
               the  Registrant,  File No.  33-64872,  filed June 26,  1998,  and incorporated herein by reference).

EX-99.d4       Subadvisory  Agreement  between Barclays Global Fund Advisers and
               American Century  Investment  Management,  Inc. dated January 29,
               1999 (filed as Exhibit b5d to Post-Effective  Amendment No. 14 to the Registration  Statement on Form N-1A of the Registrant,  File
               No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d5       Addendum to Management Agreement between American Century Capital
               Portfolios, Inc. and American Century Investment Management, Inc.
               dated  January 29,  1999 (filed as Exhibit b5e to  Post-Effective
               Amendment  No. 14 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on December 29, 1998, and incorporated herein by reference).

EX-99.d6       Addendum to Management Agreement between American Century Capital
               Portfolios, Inc. and American Century Investment Management, Inc.
               dated  July 30,  1999  (filed  as  Exhibit  d6 to  Post-Effective
               Amendment  No. 16 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on July 29, 1999, and incorporated herein by reference).

EX-99-d7       Amendment No. 1 to Management  Agreement between American Century
               Capital   Portfolios,   Inc.  and  American  Century   Investment
               Management, Inc. dated January 1, 2000 is included herein.

EX-99.e1       Distribution   Agreement   between   American   Century   Capital
               Portfolios,  Inc. and Funds  Distributor,  Inc. dated January 15,
               1998 (filed as Exhibit 6 to  Post-Effective  Amendment  No. 28 to the  Registration  Statement  on Form  N-1A of  American  Century
               Target Maturities  Trust, File No. 2-94608,  filed on January 30,
               1998, and incorporated herein by reference).

EX-99.e2       Amendment  No.  1  to  Distribution  Agreement  between  American
               Century  Capital  Portfolios,  Inc. and Funds  Distributor,  Inc.
               dated  June 1,  1998  (filed  as  Exhibit  b6b to  Post-Effective
               Amendment  No. 11 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on June 26, 1998, and incorporated herein by reference).

EX-99.e3       Amendment  No.  2  to  Distribution  Agreement  between  American
               Century  Capital  Portfolios,  Inc. and Funds  Distributor,  Inc.
               dated  December 1, 1998  (filed as Exhibit b6c to  Post-Effective
               Amendment  No. 12 to the  Registration  Statement on Form N-1A of
               American  Century World Mutual Funds,  Inc.,  File No.  33-39242,
               filed  on  November  13,  1998,   and   incorporated   herein  by
               reference).

EX-99.e4       Amendment  No.  3  to  Distribution  Agreement  between  American
               Century  Capital  Portfolios,  Inc. and Funds  Distributor,  Inc.
               dated  January 29,  1999  (filed as Exhibit e4 to  Post-Effective
               Amendment  No. 24 to the  Registration  Statement on Form N-1A of
               American  Century Variable  Portfolios,  Inc., File No. 33-14567,
               filed on January 15, 1999, and incorporated herein by reference).

EX-99.e5       Amendment  No.  4  to  Distribution  Agreement  between  American
               Century  Capital  Portfolios,  Inc. and Funds  Distributor,  Inc.
               dated  July 30,  1999  (filed  as  Exhibit  e5 to  Post-Effective
               Amendment  No. 16 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  33-64872,  filed on July 29, 1999, and incorporated herein by reference).

EX-99.e6       Amendment No. 5 to the  Distribution  Agreement  between American
               Century  Capital  Portfolios,  Inc. and Funds  Distributor,  Inc.
               dated  November  19, 1999 (filed as Exhibit e6 to  Post-Effective
               Amendment  No. 87 to the  Registration  Statement on Form N-1A of
               American Century Mutual Funds,  Inc., File No. 2-14213,  filed on
               November 29, 1999, and incorporated herein by reference).

EX-99.e7       Amendment  No.  6  to  Distribution  Agreement  between  American
               Century  Capital  Portfolios,  Inc. and Funds  Distributor,  Inc.
               dated  June  1,  2000  (filed  as  Exhibit  e7 to  Post-Effective
               Amendment  No. 19 to the  Registration  Statement on Form N-1A of
               American  Century World Mutual Funds,  Inc.,  File No.  33-39242,
               filed on May 25, 2000, and incorporated herein by reference).

EX-99.e8       Distribution   Agreement   between   American   Century   Capital
               Portfolios,  Inc. and American Century Investment Services,  Inc.
               dated  March 13,  2000  (filed as  Exhibit  e7 to  Post-Effective
               Amendment  No. 17 to the  Registration  Statement on Form N-1A of
               American  Century World Mutual Funds,  Inc.,  File No.  33-39242,
               filed on March 30, 2000, and incorporated herein by reference).

EX-99.e9       Amendment No. 1 to the  Distribution  Agreement  between American
               Century Capital Portfolios,  Inc. and American Century Investment
               Services,  Inc.  dated  June 1,  2000  (filed  as  Exhibit  e9 to
               Post-Effective  Amendment No. 19 to the Registration Statement on
               Form N-1A of American Century World Mutual Funds,  Inc., File No.
               33-39242,  filed on May 25,  2000,  and  incorporated  herein  by reference).

EX-99.g1       Master Agreement by and between Twentieth Century Services,  Inc.
               and Commerce Bank,  N.A. dated January 22, 1997 (filed as Exhibit
               8e  to  Post-Effective  Amendment  No.  76  to  the  Registration
               Statement on Form N-1A of American  Century  Mutual Funds,  Inc.,
               File No.  2-14213,  filed on February  28, 1997 and  incorporated herein by reference).

EX-99.g2       Global Custody Agreement between The Chase Manhattan Bank and the
               Twentieth  Century and Benham Funds,  dated August 9, 1996 (filed
               as  Exhibit  b8  to  Post-Effective   Amendment  No.  31  to  the
               Registration   Statement   on  Form  N-1A  of  American   Century
               Government  Income Trust,  File No.  2-99222,  filed  February 7,
               1997, and incorporated herein by reference).

EX-99.h1       Transfer  Agency  Agreement  dated as of August 1,  1993,  by and between Twentieth Century Capital Portfolios,  Inc. and Twentieth
               Century  Services,  Inc.  (filed as  Exhibit 9 to  Post-Effective
               Amendment No. 5 to the Registration Statement on Form N-1A of the
               Registrant,  File  No.  33-64872,  filed on July  31,  1996,  and incorporated herein by reference).

EX-99.h2       Credit  Agreement  between  American  Century Funds and The Chase
               Manhattan Bank, as Administrative  Agent dated as of December 21,
               1999 (filed as Exhibit h3 to  Post-Effective  Amendment No. 29 to the  Registration  Statement  on Form  N-1A of  American  Century
               California Tax-Free and Municipal Funds, File No. 2-82734,  filed on December 29, 1999, and incorporated herein by reference).

EX-99.i        Opinion   and   Consent  of  Counsel   (filed  as  Exhibit  i  to
               Post-Effective  Amendment No. 16 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on July 29,
               1999, and incorporated herein by reference).

EX-99.j1       Consent of Deloitte & Touche LLP is included herein.

EX-99.j2       Power of Attorney dated February 19, 1999 (filed as Exhibit j2 to
               Post-Effective  Amendment No. 15 to the Registration Statement on
               Form N-1A of the Registrant,  File No. 33-64872, filed on May 14,
               1999, and incorporated herein by reference).

EX-99.m1       Master  Distribution  and Shareholder  Services Plan of Twentieth
               Century Capital  Portfolios,  Inc.,  Twentieth Century Investors,
               Inc.,  Twentieth  Century Strategic Asset  Allocations,  Inc. and
               Twentieth  Century World  Investors,  Inc.  (Advisor Class) dated
               September  3,  1996  (filed  as  Exhibit  b15a to  Post-Effective
               Amendment No. 9 to the Registration Statement on Form N-1A of the
               Registrant,  File No.  33-64872,  filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2       Amendment No. 1 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor  Class)  dated June 13, 1997  (filed as Exhibit  b15b to
               Post-Effective  Amendment No. 77 to the Registration Statement on
               Form  N-1A of  American  Century  Mutual  Funds,  Inc.,  File No.
               2-14213,  filed on July 17,  1997,  and  incorporated  herein  by reference).

EX-99.m3       Amendment No. 2 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor  Class) dated  September 30, 1997 (filed as Exhibit b15c to Post-Effective  Amendment No. 78 to the Registration Statement
               on Form N-1A of American  Century  Mutual Funds,  Inc.,  File No.
               2-14213,  filed on February 26, 1998, and incorporated  herein by reference).

EX-99.m4       Amendment No. 3 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor  Class)  dated June 30, 1998  (filed as Exhibit  b15e to
               Post-Effective  Amendment No. 11 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on June 26,
               1998, and incorporated herein by reference).

EX-99.m5       Amendment No. 4 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor Class) dated November 13, 1998 (filed as Exhibit b15e to
               Post-Effective  Amendment No. 12 to the Registration Statement on
               Form N-1A of American Century World Mutual Funds,  Inc., File No.
               33-39242,  filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6       Amendment No. 5 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor  Class) dated  February 16, 1999 (filed as Exhibit m6 to
               Post-Effective  Amendment No. 83 to the Registration Statement on
               Form  N-1A of  American  Century  Mutual  Funds,  Inc.,  File No.
               2-14213,  filed on February 26, 1999, and incorporated  herein by reference).

EX-99.m7       Amendment No. 6 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor  Class)  dated  July 30,  1999  (filed as  Exhibit m7 to
               Post-Effective  Amendment No. 16 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on July 29,
               1999, and incorporated herein by reference).

EX-99.m8       Amendment No. 7 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor  Class) dated  November 19, 1999 (filed as Exhibit m8 to
               Post-Effective  Amendment No. 87 to the Registration Statement on
               Form  N-1A of  American  Century  Mutual  Funds,  Inc.,  File No.
               2-14213,  filed on November 29, 1999, and incorporated  herein by reference).

EX-99.m9       Amendment No. 8 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor  Class)  dated  June 1,  2000  (filed as  Exhibit  m9 to
               Post-Effective  Amendment No. 19 to the Registration Statement of
               American  Century World Mutual Funds,  Inc.,  File No.  33-39242,
               filed on May 25, 2000, and incorporated herein by reference).

EX-99.m10      Shareholder   Services   Plan  of   Twentieth   Century   Capital
               Portfolios,  Inc.,  Twentieth Century Investors,  Inc., Twentieth
               Century Strategic Asset  Allocations,  Inc. and Twentieth Century
               World  Investors,  Inc.  (Service  Class) dated September 3, 1996
               (filed as Exhibit b15b to  Post-Effective  Amendment No. 9 to the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               33-64872,  filed on February 17, 1998, and incorporated herein by reference).

EX-99.o1       Multiple  Class Plan of  Twentieth  Century  Capital  Portfolios,
               Inc.,  Twentieth  Century  Investors,   Inc.,  Twentieth  Century
               Strategic  Asset  Allocations,  Inc. and Twentieth  Century World
               Investors,  Inc. dated September 3, 1996 (filed as Exhibit b18 to
               Post-Effective  Amendment No. 9 to the Registration  Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on February
               17, 1998, and incorporated herein by reference).

EX-99.o2       Amendment  No.  1 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century  World Mutual Funds,  Inc.  dated June 13, 1997 (filed as
               Exhibit  b18b  to   Post-Effective   Amendment   No.  77  to  the
               Registration  Statement on Form N-1A of American  Century  Mutual
               Funds,  Inc.,  File No.  2-14213,  filed on July  17,  1997,  and incorporated herein by reference).

EX-99.o3       Amendment  No.  2 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds,  Inc. dated September 30, 1997 (filed as  Exhibit  b18c  to  Post-Effective  Amendment  No.  78 to  the
               Registration  Statement on Form N-1A of American  Century  Mutual
               Funds,  Inc., File No.  2-14213,  filed on February 26, 1998, and incorporated herein by reference).

EX-99.o4       Amendment  No.  3 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century  World Mutual Funds,  Inc.  dated June 30, 1998 (filed as
               Exhibit  b18d  to   Post-Effective   Amendment   No.  11  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               33-64872,  filed on June 26,  1998,  and  incorporated  herein by reference).

EX-99.o5       Amendment  No.  4 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds,  Inc.  dated November 13, 1998 (filed as  Exhibit  b18e  to  Post-Effective  Amendment  No.  12 to  the
               Registration  Statement  on Form N-1A of American  Century  World
               Mutual  Funds,  Inc.,  File No.  33-39242,  filed on November 13,
               1998, and incorporated herein by reference).

EX-99.o6       Amendment  No.  5 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds, Inc. dated January 29, 1999 (filed as
               Exhibit  b18f  to   Post-Effective   Amendment   No.  14  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               33-64872,  filed on December 29, 1998, and incorporated herein by reference).

EX-99.o7       Amendment  No.  6 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century  World Mutual Funds,  Inc.  dated July 30, 1999 (filed as
               Exhibit o7 to Post-Effective Amendment No. 16 to the Registration
               Statement  on Form  N-1A of the  Registrant,  File No.  33-64872,
               filed on July 29, 1999, and incorporated herein by reference).

EX-99.o8       Amendment  No.  7 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds,  Inc.  dated November 19, 1999 (filed
               as  Exhibit  o8  to  Post-Effective   Amendment  No.  87  to  the
               Registration  Statement on Form N-1A of American  Century  Mutual
               Funds,  Inc., File No.  2-14213,  filed on November 29, 1999, and incorporated herein by reference).

EX-99.o9       Amendment  No.  8 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century  World Mutual  Funds,  Inc.  dated June 1, 2000 (filed as
               Exhibit o9 to  Post-Effective  Amendment  No. 19 to  Registration
               Statement on Form N-1A of American  Century  World Mutual  Funds,
               Inc., File No. 33-39242,  filed on May 25, 2000, and incorporated herein by reference).

EX-99.p1       American   Century  Code  of  Ethics  (filed  as  Exhibit  p1  to
               Post-Effective  Amendment No. 16 to the Registration Statement on
               Form N-1A of American Century World Mutual Funds,  Inc., File No.
               33-39242,  filed on March 10, 2000,  and  incorporated  herein by reference).

EX-99.p2       Funds  Distributor,  Inc.  Code of Ethics (filed as Exhibit p2 to
               Post-Effective  Amendment No. 16 to the Registration Statement on
               Form N-1A of American Century World Mutual Funds,  Inc., File No.
               33-39242,  filed on March 10, 2000,  and  incorporated  herein by reference).